Item 1: Report to Shareholders

Institutional Core Plus Fund	November 30, 2007

The views and opinions in this report were current as of November 30, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Core Plus Fund

Dear Investor

Investors in most fixed-income products realized good gains for the six months ended November 30, 2007. High-quality bonds generated strong returns that outperformed lower-rated issues (and equities) as weak economic data, a turbulent stock market, and hopes for continuing rate cuts by the Federal Reserve boosted their appeal. Treasury and agency issues were especially strong, reflecting their status as a “safe haven” in periods of turmoil, but the uncertain economic and credit environment weighed on riskier corporate bonds. The Institutional Core Plus Fund returned 4.40% for the past six months, which outperformed the Lipper peer group and trailed the Lehman Brothers U.S. Aggregate Index.

Market Environment

The U.S. economy expanded at an annualized rate of 4.9% in the third quarter. Economic growth is expected to slow appreciably in coming months, however, due to the ongoing downturn in residential real estate, a slower pace of job growth, persistently high energy prices, and generally stricter bank lending standards. Indeed, while most economic statistics remained firm, investors looked ahead nervously due in particular to the collapse of the subprime residential mortgage market. As home values declined and delinquencies rose, the fallout spread from mortgage companies to big Wall Street firms and major commercial banks. Liquidity in the financial markets, particularly in the asset-backed commercial paper market, quickly evaporated during the summer and again in November.

The Federal Reserve responded to the credit crunch by reducing the discount rate—the interest rate paid by financial institutions that borrow from the central bank—and adding billions of dollars to the banking system on several occasions starting in mid-August. The central bank also reduced the fed funds target rate, used to price overnight bank loans and to benchmark prime lending rates, to 4.50% by the end of our reporting period. These were the first changes in the fed funds rate since June 2006 and the first rate cuts in more than four years. (The Fed reduced the fed funds rate to 4.25% on December 11, after the end of our reporting period.)

Highlights

• All segments within the investment-grade bond universe posted good gains for the six-month period, while high-yield issues lost ground.

• The Institutional Core Plus Fund had good absolute results and outperformed its Lipper peers, while trailing the Lehman Brothers U.S. Aggregate Index.

• Our Treasury and agency holdings generated strong results for the past six months.

• We significantly reduced our exposure to commercial mortgage-backed securities (CMBS), which were hurt by the subprime contagion.

The Treasury yield curve finally steepened this year after a prolonged period of inversion—where short-term rates were greater than long-term rates. The Fed lowered its target interest rates after the August gridlock in the credit markets, and the yield curve steepened. The yield on the 10-year Treasury note moved lower over the six-month period, from 4.89% to 3.94%, indicating that the market believes the economy is likely to remain weak and inflation will be controlled. The yield on the 30-year Treasury bond ended the period at 4.38%, 63 basis points below its yield at the end of May.

As measured by the various Lehman indexes, investment-grade bonds recorded good gains for the six-month period ended November 30. The credit market problems prompted investors to seek out the relative safety of U.S. Treasury securities, which outperformed mortgage-backed securities and investment-grade corporate bonds, although these sectors also recorded positive gains. High-yield bonds, as measured by the J.P. Morgan Global High Yield Index, posted losses for the past six months after a five-year stretch of outperformance. As shown in the table, results for the last 12 months were uniformly positive.

Performance and Investment Review

The Institutional Core Plus Fund generated a solid 4.40% return for the six-month period ended November 30, 2007. Our results outperformed the Lipper Intermediate Investment Grade Debt Funds Average yet trailed the Lehman Brothers U.S. Aggregate Index.

As interest rates trended lower and the yield curve steepened over the past six months, the fund’s share price rallied $0.16, and dividends added $0.26 to total return. Over the past six months, the portfolio’s weighted average maturity increased from 6.5 years to 6.9 years, although duration fell slightly from 4.7 years to 4.6 years. Both maturity and duration remained broadly in line with the benchmark.

The T. Rowe Price Institutional Core Plus Fund continued to compare quite favorably relative to its peer group. Lipper ranked the fund in the top quartile of its universe for the past one- and three-year periods ended November 30, 2007. (Based on cumulative total return, Lipper ranked the Institutional Core Plus Fund 115 out of 530 and 47 out of 456 funds in the intermediate investment-grade debt funds universe for the one- and three-year periods ended November 30, 2007, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

During the past six months, we maintained a roughly neutral duration posture because of the market’s heightened volatility and uncertainty over how much monetary easing will be required. We expect further economic weakness in the housing market, but the degree to which it will affect consumer demand remains ambiguous. Until we see a clear direction for the economy, we expect all adjustments to the portfolio’s duration to be more tactical than strategic.

Much of the last six months was marked by risk aversion and a flight to quality sparked by credit concerns and uncertainty regarding the strength of the economy. During this period, the fund was overweight in asset-backed and commercial mortgage-backed securities. The fund’s exposure to corporate bonds was broadly in line with the Lehman benchmark, and we remained diversified among issuers. At the same time, we underweighted U.S. Treasury securities and agency bonds relative to the Lehman benchmark. During a period in which Treasuries outperformed other segments of our market, our strategy hurt the fund’s relative performance. Nevertheless, the fund’s absolute return was good, and we continue to have confidence that this approach will prove to be the most appropriate over the long term.

In the first part of the year, we significantly reduced our exposure to commercial mortgage-backed securities (CMBS), which were hurt by the subprime contagion, although we held a modest overweight position throughout the period. The sector succumbed to technical selling pressures despite its solid fundamentals.

Overall, our allocation to Treasury inflation-protected securities (TIPS) benefited absolute and relative returns. Oil prices tested new highs during the period and the U.S. dollar continued to weaken; both of these factors have the potential to lead to inflationary pressures. As feared, the subprime contagion spread beyond the residential mortgage sector, and the outlook for the U.S. economy remained uncertain as of November. TIPS benefited from the flight to high quality during the period, as inflation protection became attractive to investors seeking a safe haven.

The fund’s allocation to the “plus” sectors—those not included in the Lehman benchmark—hindered performance. Our high-yield holdings were a drag on results, but we increased our allocation to the sector by approximately 1% in response to better valuations. Our allocation to non-U.S. market securities, such as government bonds from Poland and Mexico, also underperformed Treasuries. Finally, exposure to Brazil and Turkey detracted from relative performance. However, we continue to believe valuations of these bond markets remain attractive.

On the other hand, the fund’s exposure to overseas issues benefited from weakness in the U.S. dollar during the period. Yields remain attractive in overseas markets in which we have holdings, and relative value has increased as U.S. Treasury yields have moved to lower levels. We continue to believe the U.S. dollar will weaken into 2008, especially in relation to Asian currencies.

Outlook

The Federal Reserve faces a difficult task ahead. Policymakers have acknowledged that economic and credit conditions have deteriorated over the past month, and they could decide to cut the federal funds rate again early in 2008. At the same time, consumer price inflation remains elevated, due in large part to historically high oil prices. The nation’s central bank is performing a precarious balancing act as it decides whether to risk a short-term rise in inflation in order to deal with accumulating economic risks. Whichever policy the Fed pursues in coming months is bound to have an impact on the fixed-income market—and, consequently, on bond investors.

As always, we appreciate your confidence and thank you for investing with T. Rowe Price.

Respectfully submitted,

Brian J. Brennan
Chairman of the fund’s Investment Advisory Committee

December 21, 2007

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of Bond Investing

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

Glossary

30-day SEC yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield. Yield will vary and is not guaranteed.

Average maturity: The average of the stated maturity dates of a bond or money market portfolio’s securities. The average maturity for a money market fund is measured in days, whereas a bond fund’s average maturity is measured in years. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation.

Basis point: One one-hundredth of a percentage point, or 0.01%.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a four-year duration would fall about 4% in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

J.P. Morgan Emerging Markets Bond Index Global: Tracks U.S. dollar government bonds of 31 foreign countries.

J.P. Morgan Global High Yield Index: An unmanaged index that tracks the performance of the high-yield bond market.

Lehman Brothers Mortgage-Backed Securities Index: An unmanaged index that tracks the performance of the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Lehman Brothers U.S. Aggregate Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Lehman Brothers U.S. Credit Index: An unmanaged index that tracks the performance of domestic investment-grade corporate bonds.

Lehman Brothers U.S. Treasury Index: An unmanaged index of publicly traded obligations of the U.S. Treasury.

Lipper averages: The averages of all mutual funds in a particular category as tracked by Lipper Inc.

Real interest rate: A fixed-income security’s interest rate after being adjusted for inflation. It is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and inflation is 2%, the real interest rate is 3%.

Weighted average maturity: The weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. A shorter average maturity usually means less interest rate sensitivity and therefore a less volatile portfolio.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

Performance and Expenses
T. Rowe Price Institutional Core Plus Fund

Performance Comparison

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

(5) Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 11/30/07	Value 5/31/07
T. Rowe Price Institutional High Yield Fund, 8.19%	$2,534	$1,088	$68	$3,283	$1,930
T. Rowe Price Reserve Investment Fund, 4.98%	¤	¤	181	3,867	10,886
Totals			$249	$7,150	$12,816

¤ Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$7,237
Dividend income	249
Interest income	–
Investment income	$ 249
Realized gain (loss) on securities	$ (8)
Capital gain distributions from mutual funds	$ –

The accompanying notes are an integral part of these financial statements.

## Statement of Assets and Liabilities

T. Rowe Price Institutional Core Plus Fund
November 30, 2007 (Unaudited)
($000s except shares and per share amounts)

| | | |
|---|---|---|
| **Assets** | | |
| Investments in securities, at value (cost $98,344) | $ | 99,830 |
| Receivable for investment securities sold | | 5,068 |
| Interest and dividends receivable | | 1,058 |
| Foreign currency (cost $1) | | 1 |
| Other assets | | 27 |
| Total assets | | 105,984 |
| **Liabilities** | | |
| Payable for investment securities purchased | | 6,098 |
| Due to affiliates | | 24 |
| Other liabilities | | 470 |
| Total liabilities | | 6,592 |
| **NET ASSETS** | **$** | **99,392** |
| **Net Assets Consist of:** | | |
| Overdistributed net investment income | $ | (121) |
| Accumulated undistributed net realized loss | | (724) |
| Net unrealized gain | | 1,347 |
| Paid-in capital applicable to 9,994,681 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized | | 98,890 |
| **NET ASSETS** | **$** | **99,392** |
| **NET ASSET VALUE PER SHARE** | **$** | **9.94** |

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Core Plus Fund
November 30, 2007 (Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Institutional Income Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Core Plus Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on November 30, 2004. The fund seeks to maximize total return through income and capital appreciation.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Options on futures contracts are valued at the last sale price. Financial futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Swap agreements are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on forward currency exchange contracts are reflected as the change in net unrealized gain or loss in the accompanying financial statements. Net periodic receipts or payments required by swaps are accrued daily and recorded as realized gain or loss in the accompanying financial statements. Fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements Effective November 30, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (FAS 157), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning June 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult due to substantial delays and additional costs related to their restrictions.

Forward Currency Exchange Contracts During the six months ended November 30, 2007, the fund was a party to forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates and exchange rates. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in currency values.

Futures Contracts During the six months ended November 30, 2007, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Options Call and put options on futures contracts give the holder the right to purchase or sell, respectively, a particular futures contract at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in underlying futures prices.

Swaps During the six months ended November 30, 2007, the fund was a party to credit default swaps under which it buys or sells credit protection against a defined-issuer credit event. Upon a defined-issuer credit event, the fund is required to either deliver the notional amount of the contract in cash and take delivery of the relevant credit or deliver cash approximately equal to the notional amount of the contract less market value of the relevant credit at the time of the credit event. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from changes in credit-worthiness of the relevant underlying issuer.

TBA Purchase Commitments During the six months ended November 30, 2007, the fund entered into to be announced (TBA) purchase commitments, pursuant to which it agrees to purchase mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for that security. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBAs with the intention of taking possession of the underlying mortgage securities. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBAs.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $15,620,000 and $5,693,000, respectively, for the six months ended November 30, 2007. Purchases and sales of U.S. government securities aggregated $84,263,000 and $49,502,000, respectively, for the six months ended November 30, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of November 30, 2007.

For tax purposes, the fund has elected to treat net capital losses realized between November 1 and May 31 of each year as occurring on the first day of the following tax year; consequently, $169,000 of realized losses recognized for financial reporting purposes in the year ended May 31, 2007, were recognized for tax purposes on June 1, 2007. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of May 31, 2007, the fund had $203,000 of unused capital loss carryforwards that expire in fiscal 2015.

At November 30, 2007, the cost of investments for federal income tax purposes was $98,344,000. Net unrealized gain aggregated $1,347,000 at period-end, of which $2,089,000 related to appreciated investments and $742,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.45% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, custody services, and directors’ fees and expenses are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

The fund may invest in the T. Rowe Price Institutional High Yield Fund, Inc. (High Yield Fund), as a means of gaining efficient and cost-effective exposure to the high-yield bond markets. The High Yield Fund is an open-end management investment company managed by Price Associates, and an affiliate of the fund (reflected on the Affiliated Companies table). The High Yield Fund pays an annual all-inclusive management and administrative fee to Price Associates equal to 0.50% of average daily net assets. To ensure that T. Rowe Price Institutional Core Plus Fund does not incur duplicate fees for its assets invested in the High Yield Fund, Price Associates has agreed to reduce its management fee to the fund. Accordingly, the management fee waiver reflected on the accompanying Statement of Operations includes $4,000 of management fees permanently waived pursuant to this agreement.

As of November 30, 2007, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 1,736,347 shares of the fund, representing 17% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Income Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 16, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 16, 2008

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	January 16, 2008